Exhibit 10.7

                                CREDIT AGREEMENT


       THIS CREDIT AGREEMENT (this "Agreement") is made and dated as of the 25th day of November, 1997, by and among Quality Products, Inc., a Delaware corporation ("Quality"), QPI Multipress, Inc., an Ohio corporation and wholly-owned subsidiary of Quality ("Multipress"), (Quality and Multipress are referred to collectively, as the "Borrower") and Eastlake Securities, Inc., a New York corporation, for itself and as agent for the holders of beneficial interests in the Note (as hereinafter defined) pursuant to a certain Subscription Agreement and Participation Agreement dated as of September 22, 1997 among Quality, such holders of beneficial interests ("Holders") and Eastlake Securities, Inc. (the "Agent").


                                    RECITALS

           A. The Borrower has requested the Agent to extend credit to the Borrower, and the Agent has agreed to do so.

           B. The Borrower and the Agent desire to set forth herein the mutually agreed upon terms and conditions of such credit extension.

           NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT


           1.         Term Loan Facility

                      (a) Term Loan. On the terms and subject to the conditions set forth herein, the Agent shall, contemporaneously herewith, advance a loan (the "Term Loan") to the Borrower in the amount of $1,500,000, in one disbursement, and the Borrower agrees to borrow such sum from the Agent.









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                      (b)       Calculation of Interest.  The Borrower shall pay
                                interest on the outstanding principal balance of the Term Loan from the date disbursed to but not including the date of payment at a rate per annum equal to six percent (6%).

                      (c) Payment of Interest. Interest accruing on the Term Loan shall be payable quarterly on the last business day of each calendar quarter, commencing December 31, 1997, and a final payment on the Final Maturity Date in the amount of the interest then accrued but unpaid.

                      (d) Repayment of Principal. The principal of the Term Loan shall be payable in twelve (12) consecutive equal installments of $50,000, each such installment payable on the last Business Day of each calendar quarter, commencing on December 31, 1997, and one final installment in the full remaining outstanding principal balance of the Term Loan on the Final Maturity Date.

           2.         Miscellaneous Provisions

                      (a) Use of Proceeds. The proceeds of the Term Loan shall be utilized by the Borrower for payment of all indebtedness owed to:

                                (i)        The Provident Bank;

                                (ii) the $235,000 outstanding principal balance, plus interest (6%) accrued, with respect to $250,000 lent ($15,000 having been repaid) by the Agent in August and October 1997 which Borrower used to settle certain claims. The balance, if any, may be utilized by Borrower for working capital.

                      (b) Note. The obligation of the Borrower to repay the Term Loan shall be evidenced by one note payable to the order of the Agent, as agent for the Holders, in the form of that attached hereto as Exhibit A (the "Note").

                      (c) Nature and Place of Payments. All payments made on account of the Obligations shall be made by the Borrower, without setoff or counterclaim, in lawful money of the United States in immediately available funds, free and clear of and without deduction for any taxes, fees, or other charges of any nature whatsoever imposed by any taxing authority and must be received by the Agen by 3:00 P.M., Eastern time, on the day of payment, it being expressly agreed and understood that if a payment is received after 3:00 P.M., Eastern time, by the Agent, such payment will be considered to have been made by the Borrower on the next succeeding Business Day and interest thereon shall be payable by the Borrower at the rate of twelve percent (12%)during such extension. All payments on account of the Obligations shall be


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                                made to the Agent at its  office  located at 575
                                Lexington Avenue, New York, New York 10022.

                      (d) Postmaturity Interest. Any Obligations not paid when due (whether at stated maturity, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to twelve percent (12%).

                      (e) Computations. All computations of interest and fees payable hereunder shall be based upon a year deemed to consist of 360 days for the actual number of days elapsed.

                      (f)       Prepayments.

                                (i) The Borrower may prepay the Term Loan, in whole at any time or in part from time to time, upon not less than one Business Day's prior written notice to the Agent. Principal amounts prepaid shall be applied to installments on the Term Loan in inverse order of maturity.

                                (ii) The Borrower shall pay in connection with any prepayment hereunder all interest accrued but unpaid on the Term Loan concurrently with payment to the Agent of any principal amounts.

                      (g) Collateral Security; Additional Documents. A collateral security for the Obligations, the Borrower shall execute and deliver to the Agent,
                                (i) a security agreement in the form of that attached hereto as Exhibit B (the "Security Agreement"),pursuant to which the Borrower shall pledge, assign, and grant to the Agent a first priority security interest in and lien upon the Collateral and (ii) such UCC-1 financing statements as the Agent may require. The Borrower further agrees to execute and deliver or to cause to be executed and Delivered to the Agent from time to time such confirmatory and supplementary security agreements, financing statements, consents of and notices to third parties and such other documents, instruments and agreements as the Agent may reasonably request that are in the Agent's judgment necessary or desirable (the Security Agreement, the UCC-1 financing statements referred to in subparagraph (ii) above, and such additional documents, instruments, and agreements being referred to herein as the "Security Documents").

           3.         Conditions to Making Term Loan

                      As conditions precedent to the obligations of the Agent to make the Term Loan:

                      (a) Delivery of Documents. The Borrower shall have delivered or shall have had delivered to the Agent, in form and substance satisfactory to the Agent and its counsel, each of the following:

                                (i)        A duly executed copy ofthis Agreement

                                (ii) Duly executed copies of each of the other Loan Documents;

                                (iii) Such credit applications, financial statements, authorizations, and such information concerning the Borrower and its business, operations and condition (financial and otherwise) as the Agent may reasonably request;

                                (iv) Certified copies of resolutions of the Board of Directors of the Borrower approving the execution and delivery of the Loan Documents;

                                (v) A certificate of the Secretary or an Assistant Secretary of the Borrower



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
                                           certifying   the   names   and   true
                                           signatures  of  the  officers  of the
                                           Borrower  authorized to sign the Loan
                                           Documents;

                                (vi) A copy of the Certificate or Articles of Incorporation of each Borrower, certified by the Secretary of State of its respective state of incorporation as of a recent date;

                                (vii) A copy of the Bylaws or Code of Regulations of each Borrower, certified  by  the  Secretary  or  an
                                           Assistant  Secretary  of the Borrower
                                           as of the date of this  Agreement  as
                                           being accurate and complete;

                                (viii) A certificate of good standing or status of each Borrower from the Secretary of State of its respective state of incorporation as of a recent date;

                                (ix) Certificates of authority and good standing of the Borrower for each state in which the Borrower is qualified to do business; and

                                (x) Acknowledgment copies of all UCC-1 financing statements filed with respect to the Collateral accompanied by a search report showing such financing statements as duly filed and evidencing that the security interest of the Agent in the Collateral will be prior to all other security interests of record.

                      (b) Approvals, etc. All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any


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                                required filings,  recordings, or registrations)
                                required to be done and performed and to have happened precedent to the execution, delivery, and performance of the Loan Documents and to constitute the same legal, valid, and binding
                                obligations,   enforceable  in  accordance  with
                                their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                      (c) Documentation Acceptable. All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents shall be satisfactory in form and substance to the Agent and its counsel.

                      (d) Representations and Warranties. The representations and warranties of the Borrower contained in the Loan Documents shall be accurate and complete in all respects as if made on and as of the proposed funding date for the Term Loan.

                      (e)       Existence  of  Defaults.  There  shall  not have
                                occurred  an  Event  of  Default  or   Potential
                                Default that is continuing unwaived.

           4.         Representations and Warranties of the Borrower

                      As an inducement to the Agent to enter into this Agreement and to make the Term Loan as provided herein, the Borrower represents and warrants to the Agent (and each Holder) that:

                      (a) Financial Condition. The financial statements, dated the Statement Date and the Interim Date, copies of which have heretofore been furnished to each Agent and the Agent, are complete and correct and present fairly in accordance with GAAP the financial condition of the Borrower and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended.

                      (b) No Change. Since the Statement Date there has been no material adverse change in the business, operations, assets, or financial or other condition of the Borrower or the Borrower and its consolidated Subsidiaries taken as a whole. Since the Statement Date, the Borrower has not entered into, incurred, or assumed any long-term debt, mortgages, material leases or oral or written commitments, nor commenced any significant project, nor made any purchase or acquisition of any significant property.

                      (c) Corporate Existence; Compliance with Law. Each Borrower (i)is duly organized, validly existing, and in good standing as a corporation under the laws of its respective state of incorporation and is qualified to do business in





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                                each   jurisdiction   where  its   ownership  of
                                property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on the Borrower or its property and/or business or on the ability of the Borrower to pay or perform the Obligations; (ii) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (iii) is in compliance with all Requirements of Law and Contractual Obligations.

                      (d) Corporate Power; Authorization; Enforceable Obligations. The Borrower has the corporate power and authority and the legal right to execute, deliver, and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery, and performance of the Loan Documents. The Loan Documents have been duly executed and delivered on behalf of the Borrower and constitute legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                      (e) No Legal Bar. The execution, delivery, and performance of the Loan Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Borrower or create or result in the creation of any Lien on any assets of the Borrower.

                      (f) No Material Litigation. Except as disclosed on Exhibit C hereto, no litigation, investigation, or proceeding (including, without limitation, Hazardous Materials Claims) of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of such parties' properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property, or financial or other condition of the Borrower or any of its Subsidiaries.

                      (g) Taxes. The Borrower and each of its Subsidiaries have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes that are being contested in good faith by appropriate proceedings and as to which the Borrower or applicable Subsidiary has established adequate reserves in conformity with GAAP.


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                      (h)       Investment  Company  Act. The Borrower is not an
                                "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                      (i) Subsidiaries. Attached hereto as Exhibit D is an accurate and complete list of all presently existing Subsidiaries of the Borrower, their respective jurisdictions of incorporation and qualification and the percentage of their capital stock owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and nonassessable.

                      (j) Federal Reserve Board Regulations. Neither the Borrower nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of the Term Loan issued hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose that violates, o that would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

                      (k) ERISA.(i) No Prohibited Transactions Accumulated Funding Deficiencies, withdrawals from Multiemployer Plans, or Reportable Events have occurred with respect to any Plans or Multiemployer Plans that,in the aggregate, could subject the Borrower to any tax, penalty, or other liability where such tax, penalty, or liability is not covered in full for the benefit of the Borrower, by insurance; (ii) no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated under Section 4041 of ERISA,nor has the PBGC instituted proceeding to terminate,or appoint a trustee to administer, a Plan, vent has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer,any Plan
                                (iii) the present value of all benefit
                                liabilities (as defined in Section 4001(a)(16 o ERISA) under all Plans (based on the actuarial assumptions used to fund the Plans) does not exceed the assets of the Plans; and (iv) the execution, delivery, and performance by the Borrower of this Agreement and the Term Loan hereunder and the use of the proceeds thereof will not involve any Prohibited Transactions.

                      (l) Assets. The Borrower and each of its Subsidiaries has good and marketable title to all property and assets reflected in the financial statements referred to in paragraph 4(a) previously, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. Neither the Borrower nor any of its Subsidiaries has outstanding Liens on any of its properties or assets nor are there any security agreements



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                                to which the Borrower or any of its Subsidiaries
                                is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property, except as reflected in the financial statements referred to previously
                                in  paragraph   4(a)  or  as   permitted   under
                                paragraph 6(a) below.

                      (m) Securities Acts. The Borrower is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, and is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Note.

                      (n) Consents, etc. No consent, approval, authorization of, or registration, declaration or filing with any governmental authority is required on the part of the Borrower in connection with the execution and delivery of the Loan Documents (other than filings to perfect the Lien granted by it to the Agent) or the performance of or compliance with the terms, provisions, and conditions hereof or thereof.

                      (o) Hazardous Materials. Neither the Borrower nor, to the best knowledge of the Borrower, any other Person has (i) caused or permitted any Hazardous Materials to be placed, held, located, or disposed of in, on, under, or about the Property or any part thereof, and neither the Property, nor any part thereof,has ever been used (whether by the Borrower or, to the best knowledge of the Borrower, by any other Person) for activities involving, directly or indirectly, the use, generation, treatment, storage, or disposal of any Hazardous Materials;(ii) caused or permitted to be incorporated into or utilized in the construction of any improvements located on the Property any chemical, material, or substance to which exposure is prohibited, limited, or regulated by any Hazardous Materials Laws or that, even if not so regulated, is known to pos a hazard (either in its present form or if disturbed or removed) to the health and safety of the occupants of the Property or of property adjacent to the Property; or (iii) discovered any occurrence or condition on the Property or any property adjacent to or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability, or use of the Property under any Hazardous Materials Laws.

           5.         Affirmative Covenants

                      The Borrower hereby covenants and agrees with the Agen that, as long as any Obligations remain unpaid, the Borrower shall:

                      (a) Financial Statements. Furnish or cause to be furnished to the Agent:


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                                (i)        Within ninety (90) days after the
                                           last day of each fiscal year of the
                                           Borrower, consolidated and
                                           consolidating statements of income
                                           and statements of cash flow for such
                                           year and balance sheets as of the
                                           end of such year presented fairly in
                                           accordance with GAAP and accompanied
                                           by an unqualified report of a firm o
                                           independent certified public
                                           accountants acceptable to the Agent
                                           and including therewith a copy of the
                                           management letter from such certified
                                           public accountants; and

                                (ii) Within forty-five (45) days after the last day of each fiscal quarter, consolidated and consolidating statements  of  income  and cash flow
                                           for such  fiscal  quarter and balance
                                           sheets  as of the end of such  fiscal
                                           quarter  of  the   Borrower  and  its
                                           Subsidiaries,   accompanied  in  each
                                           case by a  certificate  of the  chief
                                           financial  officer  of  the  Borrower
                                           stating    that    such     financial
                                           statements  are  presented  fairly in
                                           accordance with GAAP.

                      (b) Certificates; Reports; Other Information.Furnish or cause to be furnished to the Agent:

                                (i) Promptly after sending, filing, or publishing the same, copies of all proxy statements, financial
                                           statements,   and  reports  that  the
                                           Borrower    sends   to   its   public
                                           stockholders   and   copies   of  all
                                           regular and periodic  reports and all
                                           registration   statements   that  the
                                           Borrower  files  with the  Securities
                                           and Exchange Commission and copies of
                                           all   press   releases    issued   by
                                           Borrower;

                                (ii) Upon Agent's request, a certificate of the chief financial officer or treasurer of the Borrower stating he has no knowledge that an Event of Default or Potential Default has occurred and is continuing or, if an Event of Default or Potential Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower proposes to take with respect thereto; and

                                (iii) Promptly, such additional financial and other information, including, without limitation, financial statements  of  the  Borrower  or any
                                           Affiliate  as the Agent may from time
                                           to    time    reasonably     request,
                                           including,  without limitation,  such
                                           information  as is necessary  for the
                                           Agent to sell,  assign,  or otherwise
                                           transfer  all  or  portions  of,  and
                                           participations in, the Note.

                      (c)       Payment  of  Indebtedness.  Pay,  discharge,  or
                                otherwise satisfy at or before maturity or before it becomes delinquent, defaulted, or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being


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



                                contested in good faith and for which provision is made to the satisfaction of the Agent for the payment thereof in the event the Borrower is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Borrower.

                      (d) Maintenance of Existence and Properties; Compliance. Maintain its corporate existence and maintain all rights, privileges, licenses, approvals, franchises, properties, and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law.

                      (e) Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true, and correct entrie in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of the Agent (at no cost or expense to the Borrower unless there shall have occurred and be continuing an Event of Default) to visit and inspect any of its properties and examine and make abstracts from and copies of any of its books and records at any reasonable time and as often as may easonably be desired by the Agent, and to discuss the business, operations, properties, and financial and other condition of the Borrower and any of its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants.

                      (f)       Notices. Promptly give written notice to the
                                         Agent of:

                                (i)        The occurrence of any Potential
                                           Default or Event of Default;

                                (ii) Any litigation or proceeding affecting the Borrower or any of its Subsidiaries that could have a material adverse effect on the business, operations, property, or financial or other condition of the Borrower or any of its Subsidiaries; and

                                (iii) A material adverse change in the business, operations, property, or financial or other condition of the Borrower or any of its Subsidiaries.

                      (g) Expenses. Pay all reasonable out-of-pocket expenses (including fees and disbursements of counsel): (i) of the Agent incident to the preparation and negotiation of the Loan Documents, closing of the Loan and related transactions and due diligence in connection therewith (not to exceed 0.67% of the principal amount of the Note plus disbursements), (ii) of the Agent incident to the administration of the Loan Documents and the protection of the rights of the Holders and the Agent under the Loan Documents, and (iii)
                                of the Agent incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, and before as well as after judgment including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium, or other similar proceedings involving the Borrower or a "workout" of the Obligations. The obligations of the Borrower under this paragraph 5(g) shall be effective and enforceable whether or not the Term Loan is made hereunder and shall survive payment of all other Obligations.

                      (h) Loan Documents.Comply with and observe all term and conditions of the Loan Documents.

                      (i) Insurance. Obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, and furnish the Agent on request full information as to all such insurance.

                      (j)       Hazardous Materials

                                (i) Keep and maintain the Property in compliance with, and not cause or permit the Property to be in violation of, any Hazardous Materials Laws or any federal, state, or local laws, ordinances, or regulations relating to industrial hygiene or to the environmental conditions on, under, or about the Property, including, but not limited to, soil and ground water conditions.

                                (ii) Not cause or permit the discharge, release, or disposal of any Hazardous Materials in, on, under, or about the Property, nor shall the Borrower use, generate, manufacture, or store, or permit to be used, generated, manufactured, or stored in, on, under, or about the Property, or transport to or from or permit to be transported to or from the Property, any Hazardous Materials.

                                (iii)      Immediately advise the Agent in
                                           writing of (A) any threatened or
                                           actual Hazardous Materials Claims;
                                           (B) the Borrower's receipt of any
                                           notice of any violation of Hazardous
                                           Materials Laws(and the Borrower shal
                                           immediately provide the Agent with a
                                           copy of such notice of violation);an
                                           (C) the Borrower's discovery of any
                                           occurrence or condition on the
                                           Property or any property adjacent to
                                           or in the vicinity of the Property
                                           that could cause the Property or any
                                           part thereof to be in violation of
                                           any Hazardous Materials Laws or to
                                           be subject to any restrictions on the
                                           ownership, occupancy, transferability
                                           or use of the Property under any
                                           Hazardous Materials Laws. The Agent
                                           shall have the right to join and
                                           participate in, as a
                                           party  if it  so  elects,  any  legal
                                           proceedings  or actions  initiated in
                                           connection    with   any    Hazardous
                                           Materials  Claims  and  to  have  its
                                           reasonable    attorney    fees    and
                                           disbursements in connection therewith
                                           paid by the Borrower.

                                (iv) In the event (a "Hazardous Materials Event") of a Hazardous Materials Claim, the receipt of a notice of violation as described in the preceding Paragraph 5(j)(iii)(B), or the discovery of an occurrence or condition as described in the preceding Paragraph 5(j)(iii)(C):

                                           A.        Retain, at the Borrower's
                                                     own cost, a reputable and
                                                     experienced environmental
                                                     consultant reasonably
                                                     acceptable to the Agent;

                                           B.        Cause  such   environmental
                                                     consultant   to  perform  a
                                                     thorough  investigation  of
                                                     the    Property   and   the
                                                     circumstances   that   gave
                                                     rise   to   the   Hazardous
                                                     Materials   Event,  and  to
                                                     produce a  complete  report
                                                     of such  investigation with
                                                     recommendations  as to  any
                                                     further  action to be taken
                                                     on    account    of    such
                                                     Hazardous  Materials Event,
                                                     a  copy  of  which   report
                                                     shall  be  provided  to the
                                                     Agent;

                                           C.        If the report of such
                                                     environmental consultant so
                                                     recommends, or if otherwise
                                                     required pursuant to any
                                                     Hazardous Materials Laws,
                                                     cause such environmental
                                                     consultant to prepare a
                                                     remediation program
                                                     pursuant to which the
                                                     circumstances that have
                                                     given rise to the Hazardous
                                                     Materials Event are to be
                                                     fully remedied, which
                                                     program shall be prepared
                                                     in coordination with the
                                                     Borrower and all relevant
                                                     Governmental Authorities,
                                                     and approved by all
                                                     relevant Governmental
                                                     Authorities;

                                           D.        Cause such remediation
                                                     program to be carried out
                               SS                      with diligence and at all
                                                     times in compliance with
                                                     all Hazardous Materials
                                                     Laws and with the approval
                                                     of all relevant
                                                     Governmental Authorities;

                                           E.        Upon   completion  of  such
                                                     remediation program,  cause
                                                     all  final  approvals  from
                                                     relevant       Governmental
                                                     Authorities to be obtained,
                                                     and provide evidence to the
                                                     Agent that the  program has
                                                     been   completed   and  all
                                                     approvals obtained; and

                                           F.        In the course of carrying
                                                     out the covenants in
                                                     paragraphs 5(j)(iv)(A)
                                                     through 5(j)(iv)(E) above,
                                                     (y) provide the Agent
                                                     with such periodic
                                                     information and notices
                                                     regarding the Hazardous
                                                     Materials Event, the
                                                     environmental consultant's
                                                     investigation, and the
                                                     preparation, approval, and
                                                     carrying out of any
                                                     remediation program as the
                                                     Agent shall require, nd (z)
                                                     allow the Agent to enter
                                                     and inspect the Property at
                                                     any time, provided that an
                                                     such entry and inspection
                                                     Shall deemed to impose any
                                                     liability or responsibility
                                                     on the Agent with respect
                                                     to any Hazardous Materials
                                                     Event or any remediation
                                                     thereof, nor constitute an
                                                     representation Or warranty
                                                     by the Agent with respect
                                                     to any condition, action or
                                                     activity on or affecting
                                                     the Property.

                      (k)       ERISA. Furnish to the Agent:

                                (i) Promptly and in any event within 10 days after the Borrower knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement o the chief financial officer of the Borrower setting forth details as to such Reportable Event and the action that the Borrower proposes to take with respect thereto;

                            (ii)       Promptly  and in any event  within 10
                                           days after the Borrower  knows or has
                                           reason  to  know  of  any   condition
                                           existing  with respect to a Plan that
                                           presents   a    material    risk   of
                                           termination  of the Plan,  imposition
                                           of  an  excise  tax,  requirement  to
                                           provide   security  to  the  Plan  or
                                           incurrence of other  liability by the
                                           Borrower  or any ERISA  Affiliate,  a
                                           statement  of  the  chief   financial
                                           officer  of the  Borrower  describing
                                           such condition;

                                (iii) At least ten (10) days prior to the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice;

                                (iv) Promptly and in no event more than ten (10) days after the filing thereof with the Secretary of the Treasury, a copy of any application by the Borrower or an ERISA Affiliate for a waiver of the minimum funding standard under Section 412 of the Code;

                                (v) Promptly and in no event more than ten (10) days after the filing thereof with the Internal Revenue Service, copies of each annual report  that is filed  on Form  5500,
                                           together  with  certified   financial
                                           statements  for the  Plan (if any) as
                                           of the end of such year and actuarial
                                           statements on Schedule B to such Form
                                           5500;

                                (vi)       Promptly  and in any event within ten
                                           (10)  days  after  it  knows  or  has
                                           reason   to  know  of  any  event  or
                                           condition   that   might   constitute
                                           grounds  under  Section 4042 of ERISA
                                           for  the   termination   of,  or  the
                                           appointment    of   a   trustee    to
                                           administer,  any Plan, a statement of
                                           the chief  financial  officer  of the
                                           Borrower  describing  such  event  or
                                           condition;

                                (vii) Promptly and in no event more than ten (10) days after receipt thereof by the Borrower or any ERISA Affiliate, a copy of each notice received by the Borrower or an ERISA Affiliate concerning the imposition of any withdrawal liability under
                                           Section 4202 of ERISA; and

                                (viii) Promptly after receipt thereof a copy of any notice the Borrower or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to any Plan or Multiemployer Plan; provided,
                                           however,   that   this   subparagraph
                                           (viii)  shall not apply to notices of
                                           general  application  promulgated  by
                                           the  PBGC  or  the  Internal  Revenue
                                           Service.

           6.         Negative Covenants

                     The Borrower hereby agrees that, as long as any Obligations remain unpaid, the Borrower shall not, directly or indirectly, without the consent of the Agent:

                      (a) Liens. Create, incur, assume or suffer to exist, any Lien upon the Collateral except as contemplated by the Security Agreement or create, incur, assume or suffer to exist, any Lien upon any of its property and assets except:

                                (i) Liens or charges for current taxes, assessments, or other governmental charges that are not delinquent or that remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Borrower shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

                                (ii) Liens, deposits, or pledges made to secure statutory obligations, surety, or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases, or for purposes of like general nature in the ordinary course of the Borrower's business;

                                (iii) Purchase money security interests for property hereafter acquired, conditional sale agreements, or other
                                           title  retention   agreements,   with
                                           respect   to    property    hereafter
                                           acquired;  provided, however, that no
                                           such  security  interest or agreement
                                           shall  extend to any  property  other
                                           than the property acquired; and

                                (iv) Liens securing Permitted Secured Debt (Exhibit E hereto).

                                (v)        Liens securing Senior Debt.

                      (b) Indebtedness. Create, incur, assume, or suffer to exist, or otherwise become or be liable, or cause any Subsidiary to create, incur, assume, or suffer to exist, or otherwise become or be liable, in respect of any Indebtedness except:

                                (i)        The Obligations;

                                (ii)       Indebtedness    reflected    in   the
                                           financial  statements  referred to in
                                           previous paragraph 4(a);

                                (iii) Trade debt incurred in the ordinary course of business and outstanding less than sixty (60) days after the same has become due and payable or which is being contested in good faith, provided provision is made to the satisfaction of the Agent for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Borrower;

                                (iv)       Indebtedness    secured    by   Liens
                                           permitted  under  previous  paragraph
                                           6(a); and

                                (v)        Permitted Other Debt.

                      (c) Consolidation and Merger. Liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate, or other combination, except that the Borrower may be consolidated with or merged with any corporation, provided that in any such merger or consolidation, the Borrower shall be the surviving or resulting corporation and immediately after the effectiveness of such merger or consolidation, there shall have occurred and be continuing no Event of Default or Potential Default.

                      (d) Acquisitions. Purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any person, firm, or corporation, other than in the normal course of business as presently conducted.

                      (e) Payment of Dividends. Declare or pay any dividends upon its shares of stock now or hereafter outstanding or make any distribution of assets to its stockholders as such, whether in cash, property, or securities, except dividends payable in shares of capital stock and cash in lieu of fractional shares or in options, warrants, or other rights to purchase shares of capital stock.

                      (f)       Purchase  or  Retirement   of  Stock.   Acquire,
                                purchase, redeem, or retire any shares of its capital stock now or hereafter outstanding.

                      (g) Investments; Advances. Make or commit to make any advance, loan, or extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures, or other securities of, or make any other investment in, any Person.

                      (h) Sale of Assets. Sell, lease, assign, transfer, or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted and at fair market value.

                      (i)       ERISA

                                (i) Terminate or withdraw from any Plan so as to result in any material liability to the PBGC;

                                (ii) Engage in or permit any person to engage in any Prohibited Transaction involving any Plan that would subject the Borrower to any material tax, penalty, or other liability;

                                (iii) Incur or suffer to exist any material Accumulated Funding Deficiency, whether or not waived,  involving any
                                           Plan;

                                (iv) Allow or suffer to exist any event or condition that presents a risk of incurring a material liability to the PBGC;

                                (v) Amend any Plan so as to require the posting of security under Section 401(a)(29) of the Code; or

                                (vi)       Fail to make payments  required under
                                           Section   412(m)   of  the  Code  and
                                           Section  302(e) of ERISA  that  would
                                           subject the  Borrower to any material
                                           tax, penalty, or other liability.

           7.         Events of Default

                      Upon the occurrence of any of the following events (an "Event of Default"):

                      (a) The Borrower shall fail to pay any principal or interest on the Term Loan on the date when due or fail to pay within five business days of the date when due any other Obligation under the Loan Documents;

                      (b) Any representation or warranty made by the Borrower in any Loan Document or in connection with any Loan Document shall be inaccurate or incomplete in any material respect on or as of the date made;

                      (c) The Borrower shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in previous paragraphs 5(j) or 6;

                      (d) The Borrower shall fail to observe or perform any other term or provision contained in the Loan Documents and such failure shall continue for thirty (30) days;

                      (e) The Borrower shall default in any payment of principal of or interest on any Indebtedness (other than the Obligations) or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity;

                      (f) (i) The Borrower or any of its Subsidiaries, shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to i or its debts, or (B)seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors;
                                or (ii) there shall be commenced against the
                                Borrower or any of its Subsidiaries, any case, proceeding or other action of a nature referred to previously in clause (i) that (A) results in the entry of an order for relief or any such adjudication or appointment; (B) remains undismissed, undischarged, or unbonded for a period of sixty (60) days; (iii) there shall be commenced against the Borrower or any of its Subsidiaries, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or substantially all of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed, satisfied, or bonded pending appeal within sixty
                                (60) days from the entry thereof; (iv) the Borrower or any of its Subsidiaries, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clause
                                (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries, shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due;

                      (g) (i) Any Reportable Event or a Prohibited Transaction shall occur with respect to any Pla
                                (ii) a notice of intent to terminate a Plan under Section 4041 of ERISA shall be filed;(iii) a notice shall be received by the plan administrator of a Plan that the PBGC has instituted proceedings to terminate a Plan or appoint a trustee to administer a Plan; (iv) any other event or condition shall exist that might, in the opinion of the Agent, constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; or (v) the Borrower or any ERISA Affiliate shall withdraw from a Multiemployer Plan under circumstances that the Agent, determines could have a material adverse effect on the financial condition of the Borrower;

                      (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries for $50,000 or more individually, or in the aggregate for $100,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied, or bonded pending appeal within ninety (90) days from the entry thereof or in any event later than five days prior to the date of any proposed sale thereunder; or

                      (i)       The  Borrower  shall  voluntarily   suspend  the
                                transaction of business for more than five business days in any calendar year;


                                THEN:

                                (i) Automatically upon the occurrence of an Event of Default under paragraph 7(f); and

                                (ii) In all other cases, at the option of the Agent,

                                the principal balance of the Term Loan and interest accrued but unpaid thereon and all other Obligations shall become immediately due and payable, without demand upon or presentment to the Borrower, which are expressly waived by the Borrower, and the Agent and the Agent may immediately exercise all rights, powers, and remedies available to them at law, in equity or otherwise.

           8. Successor Agent. The Agent may resign as Agent under the Loan Documents upon thirty 30 days'notice to the Borrower. If the Agent shall resign, then the Agent shall appoint a successor Agent (which successor agent shall, in either case and assuming that there does not exist a Potentia Default or Event of Default, be reasonably acceptable to the Borrower),whereupon such successor Agent shall succeed to the rights, powers, and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers, and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any of the Loan Documents or successors thereto.


           9.         Miscellaneous Provisions

                      (a) No Assignment. The Borrower may not assign its rights or obligations under this Agreement without the prior written consent of the Agent. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Agent (on its own behalf and as agent to the Holders), its successors and assigns, and shall be binding upon the Borrower, its successors and assigns.

                      (b) Amend; No Waiver. This Agreement may not be amended or terms or provisions hereof waived unless such amendment or waiver is in writing and signed by the Agent, and the Borrower. It is expressly agreed and understood that the failure by the Agent to elect to accelerate amounts outstanding hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement. No delay or failure by the Agent to exercise any right, power, or remedy shall constitute a waiver thereof by the Agent, and no single or partial exercise by the Agent of any right, power, or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers, or remedies.

                      (c) Cumulative Rights. The rights, powers, and remedies of the Agent hereunder are cumulative and in addition to all rights, powers, and remedies provided under any and all agreements between the Borrower, the Agent, and any Holder relating hereto, at law, in equity or otherwise.

                      (d) Entire Agreement. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

                      (e) Survival. All representations, warranties, covenants, and agreements herein contained on the part of the Borrower shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

                      (f) Notices. All notices, consents, requests, and demands to or upon the respective parties hereto shall be in writing, and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or when deposited in the U.S. mail, postage prepaid, or, in the case of overnight courier service, when delivered to the overnight courier service, or in the case of telex or telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or such other address as either party may designate by notice to the other in accordance with the terms of this paragraph.

                      (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Ohio, without giving effect to principles of conflict of law.

                      (h) Counterparts. This Agreement and the other Loan Documents may be executed in any number of counterparts, all of which together shall constitute one agreement.

                      (i)       Accounting   Terms.  All  accounting  terms  not
                                otherwise defined herein are used with the meanings given such terms under GAAP.

                      (j) Warranty of Attorney. The undersigned, who if two or more in number, jointly and severally, hereby irrevocably authorizes any attorney-at-law to appear in any court of record in the State of Ohio or in any other state or territory of the United States (other than any court in which utilization of this warrant of attorney would be contrary to law) at any time after the Note becomes due, whether by lapse of time, acceleration or otherwise, to waive the issuanc and service of process, to admit maturity and nonpayment of the indebtedness evidenced by the Note, and to confess judgment against the undersigned (or any of them) in favor of Agent for the amount then appearing due, together with interest, expenses, the costs of suit and reasonable counsel fees, and thereupon to release and waive all errors, rights of appeal and stays of execution. The foregoing warrant of attorney shall survive the judgment. Should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be utilized for obtaining additional judgment or judgments. Such authority shall not be exhausted by one exercise, but judgment may be confessed from time to time as any sums and/or costs, expenses, or reasonable counsel fees shall be due, by filing an original or a photostatic copy of the Note. The undersigned hereby waives all relief from any and all appraisement or exemption laws now in force or hereafter enacted. The undersigned agrees that Agent's attorney may confess judgment pursuant to the foregoing warranty of attorney. The undersigned further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Agent.


           10.        Definitions.   For purposes of this Agreement, the terms
                                     set forth below shall have the following meanings:

                        "Accumulated  Funding  Deficiency"  shall mean a funding
                      deficiency described in Section 302 of ERISA.

                         "Affiliate"  shall  mean,  as to any  corporation,  any
                      other corporation directly or indirectly controlling, controlled by or under direct or indirect common control with, such corporation. "Control" as used herein means the power to direct the management and policies of such corporation.

                      "Agent" shall have the meaning given such term in the
                       introductory paragraph hereof and shall include any successor to Eastlake Securities, Inc. as the initial
                      "Agent" hereunder.

                         "Agreement" shall mean this Agreement,  as the same may
                      be amended, extended, or replaced from time to time.


                         "Business   Day"  shall  mean  any  day  other  than  a
                      Saturday, a Sunday, or a day on which banks in New York are authorized or obligated to close their regular banking business.

                         "Code" shall mean the Internal Revenue Code of 1986, as
                      amended, and the rules and regulations issued thereunder as from time to time in effect.

                        "Collateral"  shall mean the personal property (tangible
                      and intangible) and fixtures that are covered by the Security Agreement.

                         "Commonly  Controlled  Entity" of a Person shall mean a
                      Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Code.

                         "Contractual  Obligation"  as to any Person  shall mean
                      any provision of any security issued by such Person or of any agreement, instrument, or undertaking to which such Person is a party or by which it or any of its property is bound.

                         "ERISA"  shall  mean  the  Employee  Retirement  Income
                      Security Act of 1974, as amended, and the rules and regulations issued thereunder as from time to time in effect.

                         "ERISA  Affiliate"  shall mean each trade or  business,
                      including the Borrower, whether or not incorporated, which together with the Borrower would be treated as a single employer under Section 4001 of ERISA.

                         "Event of Default"  shall have the  meaning  given such
                          term in paragraph 7.

                         "Final Maturity Date" shall mean the earlier of: (a)
                          December 29, 2000 and (b) the date payment of the Term Loan is accelerated pursuant to paragraph 7.

                         "GAAP"  shall  mean   generally   accepted   accounting
                      principles in the United States of America in effect from time to time.

                         "Governmental  Authority"  shall  mean  any  nation  or
                      government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

                         "Hazardous   Materials"   shall   mean  any   flammable
                      materials (excluding wood products normally used in construction), explosives, radioactive materials, hazardous wastes, toxic substances, or related materials, including, without limitation, any substances defined as or included in the definitions of "hazardous substances," "hazardous wastes," "hazardous materials," "special wastes," "solid wastes;" or "toxic substances" under any applicable federal, state, county, regional, or local laws, ordinances, regulations, or guidelines.

                         "Hazardous    Materials    Claims"   shall   mean   any
                      enforcement, cleanup, removal, or other governmental or regulatory action or order or any governmental claim for damages or other compensation with respect to the Property, made under or pursuant to any Hazardous Materials Laws, and/or any claim asserted in writing by any third party relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials.

                         "Hazardous  Materials  Event"  shall  have the  meaning
                      given such term in paragraph 5(j)(iv).

                         "Hazardous  Materials  Laws" shall mean any  applicable
                      federal, state, county, regional, or municipal or local laws, ordinances, or regulations relating to Hazardous Materials.

                         "Indebtedness"  of any  Person  shall mean all items of
                      indebtedness which, in accordance with GAAP and practices, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by indorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

                         "Lien"  shall  mean any  security  interest,  mortgage,
                      pledge, lien, claim on property, charge, or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financial statement under the Uniform Commercial Code of any jurisdiction.

                         "Loan Documents"  shall mean this Agreement,  the Notes
                      and each other document, instrument or agreement executed by the Borrower in connection herewith or therewith, as any of the same may be amended, extended, or replaced from time to time.

                         "Multiemployer  Plan"  shall mean a Plan  described  in
                      Section 4001(a) (3) of ERISA to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

                         "Note" shall mean,  the note  delivered by the Borrower
                      to Agent, in the form attached hereto as Exhibit A.

                         "Obligations"   shall   mean   any   and   all   debts,
                      obligations, and liabilities of the Borrower to the Agent arising out of or related to the Loan Documents (whether principal, interest, fees or otherwise, now existing or hereafter arising, whether voluntary or involuntary, whether or not jointly owed with others, whether direct or indirect, absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not from time to time decreased or extinguished and later increased, created or incurred, and whether or not extended, modified, rearranged, restructured, refinanced, or replaced, including without limitation modifications to interest rates or other payment terms of such debts, obligations or liabilities).

                         "PBGC"   shall  mean  the  Pension   Benefit   Guaranty
                      Corporation established pursuant to subtitle A of Title IV of ERISA and any successor thereto.


                         "Permitted  Other  Debt"  shall mean that  Indebtedness
                      described on Exhibit E attached hereto.

                         "Permitted  Secured  Debt" shall mean  Permitted  Other
                      Debt that is designated as "Permitted Secured Debt" on Exhibit E attached hereto.

                         "Person" shall mean any  corporation,  natural  person,
                      firm, joint venture, limited liability company, partnership, trust, unincorporated organization, government, or any department or agency of any government.

                         "Plan" shall mean any plan (other than a  Multiemployer
                      Plan) subject to Title IV of ERISA maintained for employees of the Borrower or any ERISA Affiliate (and any such plan no longer maintained by the Borrower or any of its ERISA Affiliates to which the Borrower or any of its ERISA Affiliates has made or was required to make any contributions during the five years preceding the date on which such plan ceased to be maintained).

                         "Potential  Default"  shall  mean an event that but for
                      the lapse of time or the giving of notice, or both, would constitute an Event of Default.

                         "Property" shall mean, collectively and severally,  any
                      and all real property, including all improvements and fixtures thereon, owned or occupied by the Borrower.

                         "Reportable  Event"  shall  mean any of the  events set
                      forth in Section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a Plan described in Section 4063 of ERISA, a cessation of operations described in
                      Section 4068(f) of ERISA, an amendment to a Plan necessitating the posting of security under Section 401(a)(29) of the Code, or a failure to make a payment required by Section 412(m) of the Code and Section 302(e) of ERISA when due.

                         "Requirements  of Law"  shall mean as to any Person the
                      Certificate or Articles of Incorporation and ByLaws or Code of Regulations or other organizational or governing documents of such Person, and any law, treaty, rule, or regulation, or a final and binding determination of an arbitrator or a determination of a court or other
                      Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                        "Security  Agreement"  shall have the meaning given such
                         term in paragraph 2(g).

                        "Security  Documents"  shall have the meaning given such
                         term in paragraph 2(g).

                        "Senior Debt" shall mean debt incurred by the Borrower
                         or any Subsidiary in connection with the acquisition b the Borrower or any subsidiary of any business, r egardless of whether such acquisition is structured as an acquisition of assets or stock,a merger or consolidation or otherwise, but only if, and to the extent that, the Agent, shall, in its sole discretion, agree that such obligations constitute Senior Debt. Senior

                      Debt also includes any refundings or refinancings of Senior Debt. There are no limitations or restrictions on the amount of Senior Debt which may be incurred.

                         "Subsidiary" shall mean any corporation more than fifty
                      percent (50%) of the stock of which having by the terms thereof ordinary voting power to elect the board of directors, managers, or trustees of the corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                      WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                              Quality Products, Inc.
                                              a Delaware corporation,
                                              as the Borrower

                                                  /s/Bruce C. Weaver
                                              By:_______________________________
                                                     Bruce C. Weaver
                                                     President
                                                     560 Dublin Avenue
                                                     Columbus, Ohio 43215-2388

                                                 QPI Multipress, Inc.
                                                 an Ohio corporation,
                                                 as the Borrower

                                                   /s/ Bruce C. Weaver
                                              By:_______________________________
                                                       Bruce C. Weaver
                                                       President
                                                       560 Dublin Avenue
                                                       Columbus, Ohio 43215-2388

                                                    Eastlake Securities, Inc.
                                                    as Agent

                                                  /s/ Murray Koppelman
                                              By:_______________________________
                                                      Murray Koppelman
                                                      President
                                                      575 Lexington Avenue
                                                      New York, New York 10022


                      WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT
MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE
POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY
CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED
GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE
AGREEMENT, OR ANY OTHER CAUSE.

                              SCHEDULE OF EXHIBITS


EXHIBIT                         DOCUMENTS

A                               Form of Notes
B                               Form of Security Agreement
C                               Litigation Schedule
D                               Schedule of Subsidiaries
E                               Permitted Other Debt